Preliminary Copy


           DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.



            Notice of Annual Meeting of Stockholders




To the Stockholders of
                DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
                The Annual Meeting of Stockholders of Dreyfus Strategic Governments Income, Inc. (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, on Friday, August 18, 1995 at 10:30 a.m. for the following purposes:
                1. To consider a proposal to convert the Fund from a closed-end investment company to an open-end investment company. This proposal includes:
                     a.  Changing the Fund's subclassification
                from a closed-end investment company to an open-end investment company;
                     b.  Amending and restating the Fund's
                Articles of Incorporation; and
                     c.  Changing certain fundamental investment
                policies of the Fund.
                2.   To approve a new Management Agreement
           between the Fund and The Dreyfus Corporation and a Sub-Investment Advisory Agreement between The Dreyfus Corporation and S.A.M. Finance, S.A.
                3.  To elect Directors as follows:
                     a.  If Proposal 1 is not approved, to elect
           one Class I Director and two Class III Directors to serve for a specified term and until their successors are duly elected and qualified.
                     b.  If Proposal 1 is approved, to elect
           eight Directors to hold office until their successors are duly elected and qualified.
                4. To ratify the selection of Ernst & Young LLP as independent auditors of the Fund.
                5.  To transact such other business as may
           properly come before the meeting, or any adjournment or adjournments thereof.
                Stockholders of record at the close of business on June 23, 1995, will be entitled to receive notice of and to vote at the meeting.


                     By Order of the Board of Directors


                                              John E. Pelletier
                                                Secretary

New York, New York

___________, 1995


               WE NEED YOUR PROXY VOTE IMMEDIATELY

           A STOCKHOLDER MAY THINK HIS VOTE IS NOT
           IMPORTANT, BUT IT IS VITAL.  BY LAW, THE
           ANNUAL MEETING OF STOCKHOLDERS OF THE FUND
           WILL HAVE TO BE ADJOURNED WITHOUT
           CONDUCTING ANY BUSINESS IF LESS THAN A
           MAJORITY OF ITS SHARES ELIGIBLE TO VOTE IS
           REPRESENTED.  IN THAT EVENT, THE FUND, AT
           STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO
           SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A
           QUORUM.  CLEARLY, YOUR VOTE COULD BE
           CRITICAL TO ENABLE THE FUND TO HOLD THE
           MEETING AS SCHEDULED, SO PLEASE RETURN YOUR
           PROXY CARD IMMEDIATELY.  YOU AND ALL OTHER
           STOCKHOLDERS WILL BENEFIT FROM YOUR
           COOPERATION.

Preliminary Copy


DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.

PROXY STATEMENT

Annual Meeting of Stockholders
to be held on August 18, 1995

                This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Strategic Governments Income, Inc. (the "Fund") to be used at the Annual Meeting of Stockholders (the "Meeting") of the Fund, to be held on Friday, August 18, 1995 at 10:30 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on June 23, 1995 are entitled to receive notice of and to vote at the Meeting. Each share of common stock of the Fund is entitled to one vote. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Fund, which must indicate the stockholder's name. To be effective, such revocation must be received before the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of June 8, 1995, 11,726,652 shares of the Fund's common stock were issued and outstanding.
                It is estimated that proxy materials will be mailed to stockholders of record on or about June 30, 1995. The Fund's principal executive offices are located at 200 Park Avenue, New York, New York 10166. Copies of the Fund's most recent Annual Report are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

           PROPOSAL 1.    TO CONVERT THE FUND FROM A
                          CLOSED-END
                          INVESTMENT COMPANY TO AN OPEN-END
                          INVESTMENT COMPANY

            **THE FUND'S BOARD OF DIRECTORS DOES NOT
                      FAVOR THIS PROPOSAL**
Introduction

                The Fund has operated as a non-diversified,
closed-end management investment company since its inception in 1988. As a closed-end fund, the Fund's shares are bought and sold in the securities markets at prevailing prices, which may be equal to, less than, or greater than its net asset value.
The Fund's Prospectus provides, in relevant part, that, commencing on January 1, 1993, and in each year thereafter, if shares of the Fund have traded on the New York Stock Exchange (the "NYSE") at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during a period of 12 calendar weeks preceding the beginning of such year, the Fund will submit (the "Required Submission") to its stockholders at the next succeeding annual meeting of stockholders a proposal to convert the Fund from a closed-end investment company to an open-end investment company. For the 12 calendar week period from October 10, 1994 through December 30, 1994, the Fund's shares traded on the NYSE at an average discount from net asset value of 11.08%, determined in accordance with the provisions of the Fund's Prospectus. As a result, the Fund is required to submit Proposal 1 for stockholders' consideration at the Meeting.
Consideration and Recommendation of Board of Directors
                At a meeting held on June 14, 1995, the Fund's Board of Directors reviewed detailed information concerning the legal and operational differences between closed-end and open-end investment companies, the Fund's performance to date as a closed-end fund, the historical relationship between the market price of its shares and their net asset value and the possible effects of conversion on the Fund. The Board also considered attempts by the Fund to reduce the market value discount from net asset value by repurchasing Fund shares in the open market. At that meeting, although it recognized that the Required Submission must be made, the Board determined not to support Proposal 1.
                The Board believes that conversion to an open-end investment company presents the possibility that the functioning of the Fund's investment operations and its investment performance, as described under "Certain Effects of Conversion on the Fund--Portfolio Management" below, could be adversely affected. The Board believes that conversion also could expose the Fund to the risk of a substantial reduction in its size and a possible loss of economies of scale and an increase in the Fund's expenses as a percentage of net asset value, as described under "Certain Effects of Conversion on The Fund--Potential Increase in Expense Ratio and Decrease in Size" below.
                While conversion would eliminate the possibility of the Fund's shares ever trading at a discount from net asset value, the Board took note of the fact that, from inception through December 31, 1994, the Fund's shares from time to time have traded at a premium, and that, notwithstanding the more recent discounts during the last 12 calendar weeks of 1994, the shares have traded since inception at an average discount of - 0.73%. See "Differences Between Open-End and Closed-End Investment Companies--Redeemability of Shares; Elimination of Discount and Premium" below. The Fund's average annual premium/discount by year is as follows:
                                              PREMIUM/
                YEAR                          DISCOUNT

                1988                            -1.46%
                1989                            -2.48%
                1990                            -5.38%
                1991                             1.99%
                1992                             4.85%
                1993                             3.38%
                1994                            -6.55%
                1995 (through June 9)           -9.56%]

[On June 9, 1995, the closing price of a Fund share on the NYSE was 9.33% below its net asset value.]
                At this time, the Board does not believe that eliminating the possibility of a discount justifies changes to the Fund's portfolio management and operations that might be required, the risk of reduced size and the potential adverse effect on its investment performance that conversion would entail.
                If Proposal 1 is not approved by stockholders, the Fund will remain a closed-end investment company and the Board of Directors will consider whether any other actions should be taken with respect to the market discount from net asset value at which the Fund's shares trade.
                As described below, if stockholders vote to convert the Fund to an open-end investment company, the Board will cause the Fund to impose a redemption fee for a period of 12 months from the conversion date of 1% of the amount redeemed. Differences Between Open-End and Closed-End Investment Companies
                Fluctuation of Capital. The Fund is currently registered as a "closed-end" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Closed-end investment companies generally neither redeem their outstanding stock nor engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The stock of closed-end investment companies ordinarily is bought and sold on national securities exchanges; the Fund's shares since inception have been traded on the NYSE.
                In contrast, open-end investment companies, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender such securities to the mutual fund and obtain in return their proportionate share of the value of the mutual fund's net assets at the time of redemption (less any redemption fee charged by the fund or contingent deferred sales charge imposed by the fund's distributor). Most mutual funds (including the Fund, if the proposed conversion is effected) also continuously issue new shares of stock to investors at a price based on the fund's net asset value at the time of such issuance. Accordingly, an open-end investment company will experience continuing inflows and outflows of cash, and may experience net sales or net redemptions of its shares.
                Redeemable Shares; Elimination of Discount and Premium. Open-end investment companies are required to redeem their shares at a price based upon their then-current net asset value (except under certain circumstances, such as when the NYSE is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the 1940 Act). The open-end fund structure thus precludes the possibility of the mutual fund's shares trading at a discount from, or a premium to, net asset value. Mutual funds generally are required to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by stockholders or purchased by investors. Net asset values of most mutual funds are published daily by leading financial publications. The shares of closed-end investment companies, on the other hand, are bought and sold in the securities markets at prevailing market prices, which may be equal to, less than, or more than net asset value.
                If approved by stockholders, upon conversion of the Fund to an open-end investment company, stockholders who wish to realize the value of their shares would be able to do so by redeeming their shares at net asset value (less the redemption fee discussed below). As a result, the discount from net asset value at which the Fund's shares currently trade on the NYSE would be eliminated. Conversion also would eliminate, however, any possibility that the Fund's shares could trade at a premium over net asset value.
                Raising Capital.  Closed-end investment
companies may not issue new shares at a price below net asset value except in rights offerings to existing shareholders, in payment of distributions, and in certain other limited circumstances. Accordingly, the ability of closed-end investment companies to raise new capital is restricted, particularly at times when their shares are trading at a discount to net asset value. The shares of open-end investment companies, on the other hand, generally are offered on a continuous basis at net asset value, or at net asset value plus a sales charge.
                Registration of Securities. The Fund's shares are currently listed and traded on the NYSE (Symbol: DSI). If the Fund converts to an open-end investment company, its shares would immediately be delisted from the NYSE. Delisting would save the Fund the annual exchange listing fees of approximately $14,000; but, as noted below, the Fund would have to pay Federal and state registration fees on sales of new shares. Any net savings or increased cost to the Fund because of the different expenses is not expected to materially affect the Fund's expense ratio.
                As an open-end investment company not listed on a stock exchange, the Fund would be required to register its shares under the securities laws of most states and would be subject to certain investment restrictions imposed by the securities laws and regulations of the states where it registers its shares. However, it is not anticipated that these restrictions would have a material affect on the Fund.
                Underwriting; Brokerage Commissions or Sales
Charges on Purchases and Sales. Open-end investment companies typically seek to sell new shares on a continuous basis in order to offset redemptions and avoid reduction in asset size. Shares of "load" open-end investment companies ordinarily are offered and sold through a principal underwriter, which deducts a sales charge from the purchase price at the time of purchase or from the redemption proceeds at the time of redemption, or receives a distribution fee from the fund, or both, to compensate it and securities dealers for sales and marketing services (see below).

Shares of "no-load" open-end investment companies are sold at net asset value, without a sales charge, with the fund's investment adviser or distributor ordinarily bearing the cost of sales and marketing from its own resources. Shares of closed-end investment companies, on the other hand, are bought and sold in secondary market transactions at prevailing market prices subject to the brokerage commissions charged by the broker-dealer firms executing such transactions.
                Stockholder Services. Open-end investment companies typically provide more services to stockholders and incur correspondingly higher servicing expenses. To compensate the Fund's distributor for the provision of certain services to stockholders of the Fund as an open-end investment company, the Fund would adopt a Shareholder Services Plan. Pursuant to such plan, the Fund would pay an annual fee of .25% of the value of its average daily net assets for the provision of personal services relating to stockholder accounts, such as answering stockholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of stockholder accounts.
                Other services generally offered by a family of open-end funds include enabling stockholders to exchange their investment from one fund into another fund that is part of the same family of open-end funds. The Dreyfus Family of Funds currently consists of 153 separate portfolios, with different investment objectives and policies. Shares of the various funds in the Dreyfus Family of Funds generally are eligible to be exchanged, in a taxable transaction, for shares of certain other Dreyfus-managed funds. If the Fund converts to an open-end investment company, the Fund would offer the exchange service as well as certain other stockholder services and privileges currently offered stockholders of other Dreyfus-managed funds.
                Senior Securities and Borrowings. The 1940 Act prohibits open-end investment companies from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks when there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the 300% asset coverage is met.
In addition, closed-end investment companies may issue preferred stock (subject to various limitations), whereas open-end investment companies generally may not issue preferred stock. This ability to issue senior securities may give closed-end investment companies more flexibility than mutual funds in "leveraging" of their stockholders' investments. The Fund currently has no indebtedness to banks or other lenders and has no authorized class of senior securities or any plan for issuing any. The Board of Directors does not believe that the limitations on leverage imposed by the 1940 Act on mutual funds would impair the Fund's operations as an open-end investment company.
                Annual Stockholders Meetings. As a closed-end investment company listed on the NYSE, the Fund is required by the rules of the Exchange to hold annual meetings of its stockholders. If the Fund were converted to an open-end investment company, it would no longer be subject to these NYSE rules and annual stockholder meetings would be eliminated, except when required for certain 1940 Act matters. By not having to hold annual stockholders meetings, the Fund would save the costs of preparing proxy materials and soliciting stockholders' votes on the usual proposals contained therein. Based on the number of outstanding shares and stockholders as of the record date, such costs aggregate approximately $39,000 per year; however, these savings would not be expected to materially affect the Fund's expense ratio, and stockholder meetings may have to be held from time to time to obtain various approvals from stockholders. Under the 1940 Act, the Fund would be required to hold a stockholders meeting if, among other reasons, the number of Directors elected by the stockholders were less than a majority of the total number of Directors or if a change were sought in the fundamental investment policies of the Fund.
                Reinvestment of Dividends and Distributions. As a closed-end investment company, the Fund's current Dividend Reinvestment and Cash Purchase Plan (the "DRIP") permits stockholders to elect to reinvest their dividends and distributions on a different basis than would be the case if the Fund converted to an open-end investment company. Currently, if shares are trading at a discount, the agent for the DRIP will attempt to buy as many shares as are needed of the Fund on the NYSE or elsewhere. This permits a reinvesting stockholder to benefit by purchasing additional shares at a discount and this buying activity may tend to lessen any discount. If, before the agent for the DRIP completes such purchases, the market price exceeds the net asset value, then the average per share purchase price of the reinvested shares may exceed the net asset value per share. If shares are trading at a premium, reinvesting shareholders are issued shares at the higher of net asset value or 95% of the market price. As an open-end investment company, all dividends and distributions would have to be reinvested at net asset value.
Certain Effects of Conversion on the Fund
                In addition to the inherent characteristics of open-end investment companies described above, the Fund's conversion to an open-end investment company potentially would have the consequences described below.
                Potential Increase in Expense Ratio and Decrease in Size. Conversion to an open-end investment company would raise the possibility of the Fund suffering substantial redemptions of its shares, particularly in the period immediately following the conversion, although the redemption fee of 1% described below may reduce the number of initial redemptions that would otherwise occur. Unless the Fund's principal underwriter were able to generate sales of new shares sufficient to offset these redemptions, the asset size of the Fund would shrink. Because certain of the Fund's operating expenses are fixed or substantially fixed, a decrease in the Fund's asset size would likely increase the ratio of its operating expenses to its income and net assets and decrease the Fund's net income available for dividends. Such a decrease in asset size also would result in a reduction in the amount of fees paid to Dreyfus.
                If the Fund were to experience substantial redemptions of its shares following its conversion to an open-end investment company, it would likely be required to sell portfolio securities and incur increased transaction costs in order to raise cash to meet such redemptions. Any sale of portfolio securities effected to fund redemption obligations would be a taxable transaction. Neither the Fund nor its stockholders will realize any gain or loss for tax purposes as a direct result of the Fund's conversion. However, the stockholders will recognize a gain or loss if they later redeem their shares to the extent that the redemption proceeds are greater or less than the respective adjusted tax basis of their shares.
                Portfolio Management. As noted above, a closed-end investment company operates with a relatively fixed capitalization, while the capitalization of an open-end investment company fluctuates depending upon whether it experiences net sales or net redemptions of its shares. Most open-end investment companies maintain reserves of cash or cash equivalents in order to meet net redemptions as they arise. Because closed-end investment companies do not have to meet redemptions, their level of cash reserves depends primarily on management's perception of market conditions and on decisions to use fund assets to repurchase shares. The larger reserves of cash or cash equivalents required to operate prudently as an open-end investment company when net redemptions are anticipated could reduce the Fund's investment flexibility and the scope of its investment opportunities. As an open-end investment company, the Fund may have to sell portfolio securities in order to accommodate the need for larger reserves of cash or cash equivalents, and such sales may be expected to occur under unfavorable market conditions. Since the Fund is a closed-end fund, however, The Dreyfus Corporation ("Dreyfus"), the Fund's investment adviser, is not required to invest new money or liquidate portfolio holdings at inopportune times, and can manage the Fund's portfolio with a greater emphasis on long-term considerations.
                Currently, the Fund is not limited as to the amount of its assets which may be invested in illiquid securities. If the Fund were converted to an open-end fund, it would not be permitted to have more than 15% of the value of its net assets invested in illiquid securities (the SEC is considering limiting to 10% the illiquid securities that may be held by any open-end fund). As of May 31, 1995, none of the Fund's net assets were invested in illiquid securities.
                Minimum Investment and Involuntary Redemptions. If the Fund is converted to an open-end investment company, it will adopt requirements that an initial investment in Fund shares and any subsequent investment must be in a specified minimum amount, in order to reduce the administrative burdens incurred in monitoring numerous small accounts. The Fund expects that the minimum initial investment requirement will be $1,000 and the minimum subsequent investment requirement will be $100. The Fund also would reserve the right to redeem, upon notice, the shares of any stockholder whose account has a net asset value of less than $500, other than an account which is an IRA or other tax-deferred retirement plan.
                Conversion Costs. The process of converting the Fund to an open-end investment company would involve legal and other expenses to the Fund, estimated to be approximately $_________. This cost of conversion is not expected to increase materially the Fund's current expense ratio, [except in the year of conversion].
Measures to be Adopted to Convert the Fund to an Open-End Investment Company

                To convert the Fund to an open-end investment company, stockholders must approve changing the Fund's subclassification under the 1940 Act from a closed-end investment company to an open-end investment company. In connection therewith, the Fund would have to amend and restate its Articles of Incorporation and the Board believes it would then be appropriate to change certain of the Fund's fundamental investment policies and restrictions.
                Amending and Restating the Fund's Articles of Incorporation. To operate as an open-end investment company, the Fund will be required to amend its Articles of Incorporation to authorize the issuance of redeemable securities at net asset value and to provide that its outstanding common stock will be redeemable at the option of stockholders. Other amendments to the Articles of Incorporation include changing the Fund's name to "Premier Global Governments Income Fund, Inc." and declassifying the Fund's Board, as described below. The Articles of Incorporation also would be amended to remove other provisions applicable only to closed-end investment companies and to include provisions commonly found in the charter of other open-end investment companies in the Dreyfus Family of Funds, as described below. A copy of the proposed Amended and Restated Articles of Incorporation, in the form approved by the Fund's Board of Directors, is attached to this Proxy Statement as Exhibit A.
                Name Change.  If Proposal 1 is approved, the
Fund's Articles of Incorporation would be amended to change the name of the Fund to Premier Global Governments Income Fund, Inc.

The purpose of this amendment would be to reflect the Fund's global investment strategy and to identify it with the distribution structure of Dreyfus' Premier Family of Funds.
                Declassified Board.  The Fund's Articles of
Incorporation would be amended to declassify the Board of Directors. Currently, the Fund's Articles of Incorporation provide that the Board of Directors be divided into three classes of Directors. Each Director serves for three years with one class being elected each year. The classified Board was intended, in part, to reduce the Fund's vulnerability to an unsolicited takeover proposal or similar action that does not contemplate an acquisition of all outstanding voting stock of the Fund by making it more difficult and time-consuming to change majority control of the Board of Directors without its consent. As an open-end investment company, the Fund would not have a classified Board.
                New Management Agreement. If Proposal 1 is approved, the Fund's Management Agreement with Dreyfus would be amended to delete certain expenses payable by the Fund which are inapplicable to an open-end investment company.
                Issuance of Additional Classes of Shares. The Fund's Charter currently provides for the issuance of one class of shares with each share representing an equal proportionate interest in the Fund. If stockholders approve the conversion of the Fund to an open-end investment company, the Fund's Board of Directors recommends that the Fund's Articles of Incorporation be amended to permit the Directors, without further stockholder action, to cause to be issued one or more additional classes of shares having such preferences or special or relative rights and privileges as the Directors may determine, to the extent permitted under the 1940 Act.
                The purpose of the amendment would be to permit the Fund to take advantage of alternative methods of selling Fund shares. The Board of Directors believes that providing investors with alternative methods of purchasing Fund shares, if it is operated as an open-end investment company, would
(i) enable investors to choose the purchase method which best suits their individual situation, thereby encouraging current stockholders to make additional investments in the Fund and attracting new investors and assets to the Fund, thus benefiting stockholders by increasing investment flexibility for the Fund and reducing operating expense ratios as a result of economies of scale; (ii) facilitate distribution of the Fund's shares; and
(iii) maintain the competitive position of the Fund in relation to other open-end funds that have implemented or are seeking to implement similar distribution arrangements. As described below, the classes most likely would differ principally in the method of offering shares to investors (e.g., pursuant to a front-end sales load or contingent deferred sales charge and/or Rule 12b-1 Distribution Plan or non-Rule 12b-1 Shareholder Services Plan).
                If Proposal 1 is approved, the Board currently anticipates proposing four classes of Fund shares: Class A, Class B, Class C and Class R shares. Current Fund stockholders would receive, in exchange for their existing Fund shares, a number of Class A shares equal in value to the net asset value of their existing Fund shares held immediately prior to the exchange. These Class A shares would not be subject to any front-end sales load, contingent deferred sales charge or Rule 12b-1 plan charges, but would be subject to an annual service fee pursuant to a non-Rule 12b-1 Shareholder Services Plan at the rate of .25 of 1% of the value of the average daily net assets of Class A. It is contemplated that all other Class A shares would be subject to a front-end sales load and the annual service fee referred to above (including future purchases by existing Fund stockholders). Class B and Class C shares would be subject to a contingent deferred sales charge, with differing schedules, imposed on redemptions. Class B and Class C shares also would be subject to annual distribution fees, at differing rates, pursuant to a Distribution Plan, adopted in accordance with Rule 12b-1 under the 1940 Act, as well as the annual service fee referred to above. [Class R shares, which are currently anticipated to be available only to certain qualified retirement plans, would not be subject to any front-end sales load, contingent deferred sales charge or distribution or service fee.]
                Each class of Fund shares would represent an identical interest in the Fund's portfolio and would participate on an equal proportionate basis in the investment income and realized and unrealized gains and losses on portfolio investments. All classes of shares will vote together as a single class at meetings of stockholders except that shares of a class which is affected by any matter in a manner materially different from shares of other classes will vote as a separate class and holders of shares of a class not affected by a matter will not vote on that matter.
                Changing Certain Fundamental Investment
Policies. The Fund's investment objective which is to maximize current income to the extent consistent with the preservation of capital will remain unchanged, if the conversion of the Fund to an open-end investment company is approved. The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that cannot be changed without stockholder approval. Certain of the Fund's fundamental investment policies and restrictions are proposed to be amended, as described below. These amendments are necessitated by certain requirements for open-end investment companies under the 1940 Act and will standardize certain provisions of the Fund's investment restrictions with those of other similar open-end funds in the Dreyfus Family of Funds. In addition, the Board recommends that certain of these investment restrictions be made non-fundamental investment policies as described below. Non-fundamental investment policies may be changed by vote of the Directors without further stockholder approval. Dreyfus does not anticipate that these amendments will change materially the current investment practices of the Fund.
                As proposed to be amended, the investment restrictions of the Fund as an open-end investment company are set forth on Exhibit B hereto. The current investment restrictions of the Fund are set forth on Exhibit C hereto and may be found in the Fund's Prospectus under "Investment Restrictions." Stockholders are urged to review the complete text of the current investment restrictions of the Fund and the proposed investment restrictions of the Fund as an open-end investment company.
                Specific changes include a change in investment restriction number 1 which limits the Fund's ability to borrow money. Currently, the Fund, as a closed-end fund, may borrow money for temporary or emergency purposes or for clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), or in connection with repurchases of, or tenders for, the Fund's shares, but only if after each such borrowing the ratio which the value of the total assets of the Fund less all liabilities and indebtedness not represented by senior securities bears to the aggregate amount of senior securities representing indebtedness of the Fund is at least 300%. As an open-end fund, the Fund would be permitted to borrow to the fullest extent permitted under the 1940 Act. Currently, the 1940 Act limits total borrowings to 33-1/3% of the value of an open-end investment company's total assets. However, the Fund intends to adopt a non-fundamental policy limiting its ability to borrow money for temporary or emergency (not leveraging) purposes only in an amount up to 15% of the value of its total assets. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio.
                Investment restriction number 2 relating to pledging, mortgaging or hypothecating Fund assets is currently a fundamental policy of the Fund. As an open-end fund, this investment restriction would be a non-fundamental policy of the Fund and may be changed by vote of the Directors without further shareholder approval.
                Investment restriction number 3 limits the ability of the Fund to sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The restriction makes clear that margin deposits in connection with transactions in currencies, options, futures and options on futures do not constitute purchasing securities on margin. As an open-end fund, the Fund would be permitted to engage in short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund would incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Prior to the Fund's entry into such transactions, the Fund's Prospectus would be revised appropriately.
                Investment restriction number 7 limits the ability of the Fund to lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Investment restriction number 7, as revised, would permit the Fund to lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.
                As a closed-end fund, the Fund may invest without limitation in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, provided such investments are consistent with the Fund's investment objective. As an open-end fund, the Fund would adopt a non-fundamental policy limiting its ability to purchase illiquid securities, including such repurchase agreements, to an amount up to 15% of the value of its net assets.
                Board Actions. If the proposed conversion to open-end status is approved, the Board will take the following actions in connection with the conversion.
                Distribution and Underwriting. Since shares of an open-end investment company are offered to the public on a continuous basis, the Board has approved, subject to stockholder approval of Proposal 1, a Distribution Agreement between the Fund and Premier Mutual Fund Services, Inc. (the "Distributor"), the principal underwriter for open-end investment companies in the Dreyfus Family of Funds. Pursuant to the Distribution Agreement, Fund shares will be offered and sold directly by the Distributor itself and other broker-dealers which have entered into selling agreements with the Distributor. There is no assurance, however, that the Distributor or any such broker-dealer would be able to generate sufficient sales of Fund shares to offset redemptions, particularly during the initial months following conversion.
                Redemption Fee. In an attempt to reduce the number of redemptions of Fund shares immediately following conversion (thereby reducing possible disruption of the Fund's ordinary portfolio management), and to offset the brokerage and other costs of such redemptions, for a period of 12 months following the Fund's conversion to an open-end investment company, the Board will impose a fee payable to the Fund of 1% of all redemption proceeds.
                Timing. If the stockholders approve Proposal 1, a number of steps will be required to implement the conversion of the Fund to an open-end investment company, including the preparation, filing and effectiveness of a registration statement under the Securities Act of 1933 covering the offering of the Fund's shares and the negotiation and execution of a new or amended agreement with its transfer agent. It is anticipated that such conversion would become effective [within approximately six months following a vote approving Proposal 1.]

The amendments to the Fund's Articles of Incorporation and fundamental investment policies would become effective simultaneously with the effectiveness of the registration statement referred to above under the Securities Act of 1933. Required Vote and Directors' Recommendation
                Approval of Proposal 1, which includes changing the Fund's subclassification from a closed-end investment company to an open-end investment company, amending and restating the Fund's Articles of Incorporation and changing certain fundamental investment policies and restrictions of the Fund, requires the affirmative vote of the holders of a majority of the Fund's outstanding voting securities.

FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS,
 INCLUDING THE "NON-INTERESTED"
DIRECTORS, DOES NOT FAVOR PROPOSAL 1.


           PROPOSAL 2.    TO APPROVE A NEW MANAGEMENT
                          AGREEMENT BETWEEN THE FUND
                          AND DREYFUS AND A SUB-
                          INVESTMENT ADVISORY
                          AGREEMENT BETWEEN DREYFUS
                          AND S.A.M. FINANCE, S.A.

                At the Meeting, stockholders will be asked to approve a new Management Agreement between the Fund and Dreyfus (the "New Agreement") and a Sub-Investment Advisory Agreement between Dreyfus and S.A.M. Finance, S.A. ("CCF S.A.M.") (the "Sub-Advisory Agreement"). At a Board meeting held on June 14, 1995, the Fund's Board of Directors approved the New Agreement, terminated the Fund's Management Agreement currently in effect with Dreyfus dated August 24, 1994 (the "Current Agreement"), and approved the Sub-Advisory Agreement. On the same day, Dreyfus agreed to terminate the Current Agreement, subject to and effective upon the approval and implementation of the New Agreement and the Sub-Advisory Agreement. The Current Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of any party to the Current Agreement, on May 3, 1995, and was approved by stockholders on August 3, 1994. Under the Current Agreement, Dreyfus provides investment management of the Fund's portfolio in accordance with the Fund's investment objective and policies, subject to the supervision of the Fund's Board of Directors. In connection therewith, Dreyfus obtains and provides investment research, supervises the Fund's investments and conducts a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. Under the Current Agreement, the Fund pays Dreyfus a management fee at an annual rate of .70 of 1% of the value of the Fund's average weekly net assets. For the 12-month period ended November 30, 1994, the Fund paid Dreyfus a management fee of $1,083,959.
                The New Agreement is substantially identical to the Current Agreement, except for its commencement date and various provisions relating to the employment of CCF S.A.M. as sub-investment adviser. A copy of the New Agreement in the form approved by the Fund's Board of Directors is attached to this Proxy Statement as Exhibit D. Dreyfus would continue to receive the same annual fee under the New Agreement and would pay a portion of its fee to CCF S.A.M. under the Sub-Advisory Agreement.
The Dreyfus Corporation
                Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's investment adviser under the Current Agreement. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1995, Dreyfus managed or administered approximately $72 billion in assets for more than 1.9 million investor accounts nationwide.
                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $200 billion in assets as of March 31, 1995, including approximately $72 billion in mutual fund assets. As of March 31, 1995, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for more than $680 billion in assets, including approximately $67 billion in mutual fund assets.
                The following persons are officers and/or directors of Dreyfus: Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice-Chairman of the Board; Robert E. Riley, President, Chief Operating Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; Philip L. Toia, Vice Chairman--Operations and Administration; Paul H. Snyder, Vice President and Chief Financial Officer; Daniel C. Maclean, Vice President and General Counsel; Barbara E. Casey, Vice President--Retirement Services; Henry D. Gottmann, Vice President--Retail; Elie M. Genadry, Vice President--Institutional Sales; Mark N. Jacobs, Vice President-- Fund Legal & Compliance and Secretary; Jeffrey N. Nachman, Vice President
- --Mutual Fund Accounting; Diane M. Coffey, Vice President-- Corporate Communications; William F. Glavin, Jr., Vice President--Product Management; Andrew S. Wasser, Vice President-
- -Information Services; Katherine C. Wickham, Vice President-- Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and David B. Truman, directors.
Description of the New Agreement
                The terms of the New Agreement are substantially identical to those of the Current Agreement, except for its commencement date and various provisions relating to the employment of CCF S.A.M. as the Fund's sub-investment adviser as described below.
                The New Agreement provides for the employment by Dreyfus of CCF S.A.M. to provide day-to-day management of that portion of the Fund's portfolio relating to foreign securities as Dreyfus may determine from time to time (the "sub-advised assets"). In connection therewith, Dreyfus has agreed to pay CCF S.A.M., out of the management fee Dreyfus receives from the Fund and only to the extent thereof, for CCF S.A.M.'s services rendered pursuant to the Sub-Advisory Agreement.
CCF S.A.M.
                CCF S.A.M. is a wholly-owned subsidiary of Credit Commercial de France ("CCF") with its principal office at 115 Avenue des Champs-Elysees, Paris, France 75008. CCF S.A.M. is a French corporation organized in 1989, and has been registered as an investment adviser under the 1940 Act since February, 1993. As of March 31, 1995, CCF S.A.M. managed approximately $2 billion in assets worldwide. CCF was founded in 1894 and is one of Europe's largest commercial banks with 370 offices in France as well as 40 other offices around the world. CCF's European investment management business dates back to 1945 and currently manages over $30 billion divided among 210 open-end mutual funds and over 100 commingled investment portfolios out of offices in Paris, London, Geneva, Milan and Tokyo. Sub-Advisory Agreement
                Under the terms of the Sub-Advisory Agreement, CCF S.A.M., subject to the supervision and approval of Dreyfus and the Fund's Board of Directors, will provide investment advisory assistance and the day-to-day management of the sub-advised assets, as well as investment research and statistical information with respect to the sub-advised assets.
                As compensation for CCF S.A.M.'s services to the Fund under the Sub-Advisory Agreement, Dreyfus has agreed to pay CCF S.A.M. a fee at the annual rate of .20 of 1% of the value of the Fund's average weekly net sub-advised assets for the preceding month.
                The Sub-Advisory Agreement will continue until June 1, 1996 and thereafter automatically for successive annual periods ending on June 1st of each year, provided such continuance is specifically approved at least annually by the Board of Directors or by a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and provided that, in either event, the continuance also is approved by a majority of Directors who are not "interested persons" of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty (i) by Dreyfus on 60 days' notice to CCF S.A.M., (ii) by the Fund's Board of Directors or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice to CCF S.A.M., or (iii) by CCF S.A.M. on not less than 90 days' notice to the Fund and Dreyfus. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the New Agreement for any reason. A copy of the Sub-Advisory Agreement in the form being presented for approval, and as approved by the Board of Directors, is set forth as Exhibit E to this Proxy Statement.
Board Consideration
                In considering whether to approve the New
Agreement and the Sub-Advisory Agreement and to submit each agreement to the stockholders for their approval, the Board of Directors concluded that it was satisfied with the advisory services provided to the Fund by Dreyfus and that no change in the management fee was appropriate. The Board also determined that, based on CCF S.A.M.'s international investing experience, the employment of CCF S.A.M. as sub-investment adviser was in the best interests of the Fund and its stockholders and that there would be no diminution in the scope and quality of advisory and other services provided to the Fund under the New Agreement and Sub-Advisory Agreement structure.
Vote Required and Directors' Recommendation
                Approval of this proposal requires the
affirmative vote of (a) 67% of the voting securities present at this meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less. If stockholders do not approve the New Agreement and the Sub-Advisory Agreement, the Current Agreement will remain in effect.
              THE BOARD OF DIRECTORS, INCLUDING THE
             "NON-INTERESTED" DIRECTORS, RECOMMENDS
            THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

           PROPOSAL 3.    ELECTION OF DIRECTORS.
                The Fund's Board of Directors is divided into three classes with the term of office of one class expiring each year. If Proposal 1 is not approved, Mr. DiMartino would be considered for election as a Class I Director to serve until the Fund's 1996 Annual Meeting of Stockholders and until his successor has been elected and qualified, and Mss. Dunst and Jacobs would be considered for election as Class III Directors to serve until the Fund's 1998 Annual Meeting of Stockholders and until their successors have been elected and qualified. In that event, the Board will remain classified and it is the intention of the persons named in the enclosed proxy to vote in favor of the election of such Directors.
                If Proposal 1 is approved by stockholders, however, the Fund's Board would be declassified. Accordingly, it is proposed that stockholders elect each person who is currently a Board member, regardless of class, to hold office for a term of unlimited duration and until their successors are elected and qualified, subject to approval of Proposal 1. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Burke, DiMartino, Meltzer, Rose, Rudman and Vanocur and Mss. Dunst and Jacobs. Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected.
                If Proposal 1 is approved, the Fund does not intend to hold annual meetings of stockholders in the future unless stockholder action is required. Accordingly, Directors elected at the Meeting will hold office until the Fund is required by law to hold an election of Directors and until their successors are duly elected and qualified.
                The following table sets forth certain
information concerning each of the Directors of the Fund. Each of the nominees is currently a Director of the Fund.

                 INFORMATION REGARDING DIRECTORS

       Name, Principal Occupation and Business              Director      Year Class
   Experience for Past Five Years                Age         Since       Term Expires

CLASS I:                                          65          1993            1996

WARREN B. RUDMAN
           Since January 1993, Partner in the
           law firm of Paul, Weiss, Rifkind,
           Wharton & Garrison.  From January
           1981 to January 1993, Mr. Rudman
           served as a United States Senator
           from the State of New Hampshire.
           Also, since January 1993, Mr.
           Rudman has served as Vice Chairman
           of the Federal Reserve Bank of
           Boston and as a director of Chubb
           Corporation and Raytheon Company.
           Since 1988, Mr. Rudman has served
           as a trustee of Boston College and
           since 1986 as a member of the
           Senior Advisory Board of the
           Institute of Politics of the
           Kennedy School of Government at
           Harvard University.  He also serves
           as Deputy Chairman of the
           President's Foreign Intelligence
           Advisory Board.  He also is a
           director of Collins & Aikman
           Corporation, a supplier of fabrics
           and other products.  His address is
           c/o Paul, Weiss, Rifkind, Wharton &
           Garrison, 1615 L. Street, N.W.,
           Washington, D.C.  20036.

SANDER VANOCUR                                            65            1992       1996
           Since January 1992, President of
           Old Owl Communications, a full-
           service communications firm.  Since
           November 1989, Mr. Vanocur has
           served as a Director of the Damon
           Runyon-Walter Winchell Cancer
           Research Fund.  From June 1986 to
           December 1991, he was a Senior
           Correspondent of ABC News and, from
           October 1986 to December 31, 1991,
           he was Anchor of the ABC News
           program "Business World," a weekly
           business program on the ABC
           television network.  His address is
           2928 P Street, N.W., Washington,
           D.C.  20007.

JOSEPH S. DiMARTINO                                       51          1995        1996
           Since January 1995, Chairman of the
           Board of Directors of various funds
           in the Dreyfus Family of Funds.
           For more than five years prior
           thereto, he was President, a
           director and, until August 1994,
           Chief Operating Officer of Dreyfus,
           and Executive Vice President and a
           director of Dreyfus Service
           Corporation, a wholly-owned
           subsidiary of Dreyfus.  From August
           24, 1994 to December 31, 1994, he
           was a director of Mellon Bank
           Corporation.  Mr. DiMartino is a
           director and former Treasurer of
           the Muscular Dystrophy Association;
           a trustee of Bucknell University;
           Chairman of the Board of Directors
           of Noel Group, Inc.; a director of
           HealthPlan Services Corporation; a
           director of Belding Heminway
           Company, Inc.; a director of Curtis
           Industries, Inc.; a director of
           Simmons Outdoor Corporation; and a
           director of Staffing Resources,
           Inc.  His address is 200 Park
           Avenue, New York, New York 10166.

*  "Interested person" as defined in the 1940 Act.

CLASS II:

*DAVID W. BURKE                                            59             1994       1997
           Since August 1994, Consultant to
           Dreyfus.  From October 1990 to
           August 1994, Vice President and
           Chief Administrative Officer of
           Dreyfus.  From 1977 to 1990,
           Mr. Burke was involved in the
           management of national television
           news, as Vice President and
           Executive Vice President of ABC
           News, and subsequently as President
           of CBS News.  His address is 200
           Park Avenue, New York, New York
           10166.

JAY I. MELTZER                                          66               1991         1997
           Physician engaged in private
           practice specializing in internal
           medicine.  He also is a member of
           the Advisory Board of the Section
           of Society and Medicine, College of
           Physicians and Surgeons, Columbia
           University and a Clinical Professor
           of Medicine, Department of
           Medicine, Columbia University
           College of Physicians and Surgeons.
           His address is 903 Park Avenue, New
           York, New York  10021.

DANIEL ROSE
           President and Chief Executive                65                 1992       1997
           Officer of Rose Associates, Inc., a
           New York based real estate
           development and management firm.
           In July 1994, Mr. Rose received a
           Presidential appointment to serve
           as a director of the Baltic-
           American Enterprise Fund, which
           will provide financing and
           technical business assistance to
           new business concerns in the Baltic
           states.  He is Chairman of the
           Housing Committee of The Real
           Estate Board of New York, Inc. and
           a Trustee of Corporate Property
           Investors, a real estate investment
           company.  His address is c/o Rose
           Associates, Inc., 380 Madison
           Avenue, New York, New York  10017.

CLASS III:

DIANE DUNST
           Since January 1992, President of            55             1990          1995
           Diane Dunst Promotion, Inc., a full
           service promotion agency.  From
           January 1989 to January 1992,
           Director of Promotion Services,
           Lear's Magazine.  From 1985 to
           January 1989, she was Sales
           Promotion Manager of ELLE Magazine.
           Her address is 1070 Park Avenue,
           New York, New York  10128.

ROSALIND GERSTEN JACOBS
           Director of Merchandise and                70             1994           1995
           Marketing for Corporate Property
           Investors, a real estate investment
           company.  From 1974 to 1976, she
           was owner and manager of a
           merchandise and marketing
           consulting firm.  Prior to 1974,
           she was Vice President of Macy's,
           New York.  Her address is c/o
           Corporate Property Investors, 305
           East 47th Street, New York, New
           York 10017.

      In connection with the merger of Dreyfus and a subsidiary of Mellon Bank, N.A. on August 24, 1994, 33,698 shares of Dreyfus common stock held by Mr. DiMartino under The Dreyfus Corporation Retirement Profit-Sharing Plan (the "Plan") were converted into 29,660 shares of common stock of Mellon, having a market value of $58.375 per share on such date. In addition, two outstanding options separately granted in 1982 and 1989 to Mr. DiMartino to purchase an aggregate of 200,000 shares of Dreyfus common stock were converted into two options to purchase an aggregate of 176,034 shares of Mellon common stock. In November 1994, Mellon's common stock split in a 3 for 2 proportion, and all shares of Mellon common stock held under the Plan, and all outstanding options, were adjusted accordingly.
In February 1995, Mr. DiMartino exercised his two outstanding options. At that time, Mr. DiMartino sold a total of 309,264 shares of Mellon common stock in the secondary market at an average price of $38.650 per share.
      The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for any one or more of the Nominees. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.
      The Fund has an audit committee comprised of its Directors who are not "interested persons" of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. The Fund does not have a standing nominating or compensation committee or any committee performing similar functions, although if Proposal 1 is approved and the Fund adopts a Distribution Plan with respect to its Class B and Class C shares, the Fund will be required to create a Nominating Committee comprised solely of Directors who are not "interested persons" of the Fund. Directors and officers of the Fund, in the aggregate, as of May 31, 1995, owned less than 1% of the Fund's outstanding shares.
      The Fund pays the Directors an annual retainer of $4,500 and a fee per meeting of $500, and reimburses them for their expenses. The Chairman of the Board, which position will be held by Mr. DiMartino, if elected, receives an additional 25% in annual retainer and per meeting attendance fees. The Fund does not pay any other remuneration to its officers and Directors, except as described below with respect to Mr. DiMartino, and does not have a bonus, pension, profit-sharing or retirement plan. There were nine Board and committee meetings held during the 12-month period ended November 30, 1994. All of the Directors, except Mr. Rudman, attended 75% or more of all Board and committee meetings held during the 12-month period ended November 30, 1994 during the period the Director was in office.
      The compensation paid to each Nominee by the Fund for the 12-month period ended November 30, 1994 and by all other funds in the Dreyfus Family of Funds for which such Nominee is a Board member (the number of which is set forth in parentheses next to each Nominee's total compensation) for the year ended December 31, 1994, was as follows:

                                              (3)
                                           Pension or        (4)                (5)
                                           retirement     Estimated           Total
                             (2)           benefits       annual          Compensation
                         Aggregate         accrued as     benefits       from Fund and
                         compensation      part of        from the        fund complex
(1)                      from the          the Fund's     Fund upon      paid to Board
Name of Board Member       Fund*           expenses       retirement        Member
David W. Burke            $2,220            none           none           $ 27,898 (57)
Joseph S. DiMartino**     $8,750            none           none           $445,000 (93)
Diane Dunst               $7,000            none           none           $ 32,602 (9)
Rosalind Gersten Jacobs   $2,979            none           none           $ 57,638 (20)
Jay I. Meltzer            $7,000            none           none           $ 32,102 (9)
Daniel Rose               $7,000            none           none           $ 62,006 (21)
Warren B. Rudman          $5,000            none           none           $ 29,602 (17)
Sander Vanocur            $7,000            none           none           $ 62,006 (21)
_______________

*     Amount does not include reimbursed expenses for attending
    Board meetings, which amounted to $158 for all Directors as a group.

** With respect to aggregate compensation from the Fund, estimated amounts for the fiscal year ending November 30, 1995. With respect to total compensation from the Fund and fund complex, estimated amounts for the year ending December 31, 1995. Mr. DiMartino and his family also are entitled to certain health insurance benefits, with a portion of the annual premium, such portion estimated to be approximately $16,500 for the year ending December 31, 1995, to be allocated among the funds in the Dreyfus Family of Funds for which he serves as Chairman of the Board.

      The following sets forth information relevant to the executive officers of the Fund:

Name and Position with                           Principal Occupatin and Business
Fund                                Age          Experience For Past Five Years
MARIE E. CONNOLLY                   37           President and Chief Operating
           President and                         Officer of the Distributor, and
           Treasurer                             an officer of other investment
                                                 companies advised or administered
                                                 by Dreyfus.  From December 1991
                                                 to July 1994, she was President
                                                 and Chief Compliance Officer of
                                                 Funds Distributor, Inc., a
                                                 wholly-owned subsidiary of The
                                                 Boston Company, Inc.  Prior to
                                                 December 1991, she served as Vice
                                                 President and Controller, and
                                                 later as Senior Vice President,
                                                 of The Boston Company Advisors,
                                                 Inc.
JOHN E. PELLETIER
           Vice President and     31             Senior Vice President and General
           Secretary                             Counsel of the Distributor and an
                                                 officer of other investment
                                                 companies advised or administered
                                                 by Dreyfus.  From February 1992
                                                 to July 1994, he served as
                                                 Counsel for The Boston Company
                                                 Advisors, Inc.  From August 1990
                                                 to February 1992, he was employed
                                                 as an Associate at Ropes & Gray,
                                                 and prior to August 1990, he was
                                                 employed as an Associate at
                                                 Sidley & Austin.

FREDERICK C. DEY                   33            Senior Vice President of the
           Vice President and                    Distributor and an officer of
           Assistant Treasurer                   other investment companies
                                                 advised or administered by
                                                 Dreyfus.  From 1988 to August
                                                 1994, he was Manager of the High
                                                 Performance Fabric Division of
                                                 Springs Industries Inc.

ERIC B. FISCHMAN                   30            Associate General Counsel of the
           Vice President and                    Distributor and an officer of
           Assistant Secretary                   Distributor and an officer of
                                                 other investment companies
                                                 advised or administered by
                                                 Dreyfus.  From September 1992 to
                                                 August 1994, he was an attorney
                                                 with the Board of Governors of
                                                 the Federal Reserve System.

JOSEPH S. TOWER, III               33            Senior Vice President, Treasurer
           Assistant Treasurer                   and Chief Financial Officer of
                                                 the Distributor and an officer of
                                                 other investment companies
                                                 advised or administered by
                                                 Dreyfus.  From July 1988 to
                                                 August 1994, he was employed by
                                                 The Boston Company, Inc. where he
                                                 held various management positions
                                                 in the Corporate Finance and
                                                 Treasury areas.

JOHN J. PYBURN                     59            Vice President of the Distributor
           Assistant Treasurer                   and an officer of other
                                                 investment companies advised or
                                                 administered by Dreyfus.  From
                                                 1984 to July 1994, he was
                                                 Assistant Vice President in the
                                                 Mutual Fund Accounting Department
                                                 of Dreyfus.

PAUL FURCINITO                     28            Assistant Vice President of the
           Assistant Secretary                   Distributor and an officer of
                                                 other investment companies
                                                 advised or administered by
                                                 Dreyfus.  From January 1992 to
                                                 July 1994, he was a Senior Legal
                                                 Product Manager and, from January
                                                 1990 to January 1992, a mutual
                                                 fund accountant, for The Boston
                                                 Company Advisors, Inc.

RUTH D. LEIBERT                    50            Assistant Vice President of the
           Assistant Secretary                   Distributor and an officer of
                                                 other investment companies
                                                 advised or administered by
                                                 Dreyfus.  From March 1992 to July
                                                 1994, she was a Compliance
                                                 Officer for The Managers Funds, a
                                                 registered investment company.
                                                 From March 1990 until September
                                                 1991, she was Development
                                                 Director of The Rockland Center
                                                 for the Arts and, prior thereto,
                                                 was employed as a Research
                                                 Assistant for the Bureau of
                                                 National Affairs.

      The address of each officer of the Fund is 200 Park
Avenue, New York, New York 10166.
 PROPOSAL 4.    RATIFICATION OF THE SELECTION
                OF INDEPENDENT AUDITORS

      The 1940 Act requires that the Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined on the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Meeting and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Fund's Board of Directors, including a majority of its Directors who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP for the current fiscal year ending November 30, 1995 at a Board meeting held on June 14, 1995.
      Accordingly, the selection by the Fund's Board of Directors of Ernst & Young LLP as independent auditors of the Fund for the fiscal year ending November 30, 1995 is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither the firm of Ernst & Young LLP nor any of its partners has a direct, or material indirect, financial interest in the Fund or Dreyfus.
      Ernst & Young LLP, a major international accounting firm, has acted as auditors of the Fund since the Fund's organization.

The Directors believe that the continued employment of the services of Ernst & Young LLP would be in the best interests of the Fund.
      A representative of Ernst & Young LLP is expected to be present at the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

       THE BOARD OF DIRECTORS, INCLUDING A MAJORITY OF THE
    "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS
 VOTE "FOR" RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP
              AS INDEPENDENT AUDITORS OF THE FUND.


                     ADDITIONAL INFORMATION

      Prior to commencing operations, the Fund issued 6,334 shares of common stock (the "Initial Shares") to Dreyfus, as sponsor, for a $100,000 initial investment pursuant to Section 14(a) of the 1940 Act. The Initial Shares issued to Dreyfus by the Fund were enrolled in the Fund's DRIP. A Form 5 for each of the four fiscal years ended May 1991, 1992, 1993 and 1994 was filed by Dreyfus on January 13, 1995 pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). During those fiscal years, Dreyfus was issued shares pursuant to the DRIP in the following number of transactions:
1991-12, 1992-11, 1993-14 and 1994-12.
      On August 24, 1994, Dreyfus merged with a subsidiary of Mellon Bank, N.A. In connection with the merger, Dreyfus first transferred its Initial Shares, together with its DRIP-acquired shares, to its wholly-owned subsidiary, Major Trading Corporation ("MTC"). An amended Form 5 reflecting this transfer was filed pursuant to Section 16(a) of the Exchange Act of January 27, 1995. Dreyfus subsequently transferred the outstanding shares of MTC to MBC Investment Corp., a wholly owned subsidiary of Mellon, the parent of Mellon Bank, N.A. In anticipation of, and/or as a result of, the merger of Dreyfus, certain individuals were elected as directors and/or officers of Dreyfus. None of these individuals had any ownership of, or engaged in any transactions with respect to, the Fund's shares at the time each assumed such positions and filed a Form 3 pursuant to Section 16(a) of the Exchange Act. A Form 3 for each of the following individuals was filed on September 28, 1994: Frank V. Cahouet, Barbara F. Casey, Diane M. Coffey, Henry
D. Gottmann, Lawrence S. Kash, W. Keith Smith and Paul H.
Snyder.
                          OTHER MATTERS
      The Fund's Board members are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
                       VOTING INFORMATION
      The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Fund's Board. The cost to the Fund of any such outside firm solicitation is estimated to be approximately $45,000.
      If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposals 1 and 2.
      In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. A stockholder vote may be taken for one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a Proposal in favor of such adjournments, and will vote those proxies required to be voted "AGAINST" a Proposal against any adjournment. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than one-third of the outstanding shares of the Fund entitled to vote at the Meeting. If a proxy is properly executed and returned and is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business, but will not be voted on any matter as to which the abstention applies.
       NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                       AND THEIR NOMINEES

 Please advise the Fund, in care of _____________________ _______________________________________, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated:  ________________, 1995

                            EXHIBIT A

              PROPOSED AMENDED AND RESTATED CHARTER


                FIRST:  DREYFUS STRATEGIC GOVERNMENTS INCOME,
INC., a Maryland corporation, having its principal office in the City of Baltimore, Maryland, hereby amends and restates its Charter as follows:

                SECOND:  The name of the corporation
(hereinafter called the "corporation") is Premier Global
Governments Income Fund, Inc.

                THIRD: The corporation is formed for the following purpose or purposes:

                     (a)  to conduct, operate and carry on the
                business of an investment company;

                     (b)  to subscribe for, invest in, reinvest
                in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, lend, write options on, exchange, distribute or otherwise dispose of and deal in and with securities of every nature, kind, character, type and form, including without limitation of the generality of the foregoing, all types of stocks, shares, futures contracts, bonds, debentures, notes, bills and other negotiable or non-negotiable instruments, obligations, evidences of interest, certificates of interest, certificates of participation, certificates, interests, evidences of ownership, guarantees, warrants, options or evidences of indebtedness issued or created by or guaranteed as to principal and interest by any state or local government or any agency or instrumentality thereof, by the United States Government or any agency, instrumentality, territory, district or possession thereof, by any foreign government or any agency, instrumentality, territory, district or possession thereof, by any corporation organized under the laws of any state, the United States or any territory or possession thereof or under the laws of any foreign country, bank certificates of deposit, bank time deposits, bankers' acceptances and commercial paper; to pay for the same in cash or by the issue of stock, including treasury stock, bonds or notes of the corporation or otherwise; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any said instruments;

                     (c)  to borrow money or otherwise obtain
                credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the corporation;

                     (d)  to issue, sell, repurchase, redeem,
                retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, shares of stock of the corporation, including shares of stock of the corporation in fractional denominations, and to apply to any such repurchase, redemption, retirement, cancellation or acquisition of shares of stock of the corporation any funds or property of the corporation whether capital or surplus or other-wise, to the full extent now or hereafter permitted by the laws of the State of Maryland;

                     (e)  to conduct its business, promote its
                purposes and carry on its operations in any and all of its branches and maintain offices both within and without the State of Maryland, in any States of the United States of America, in the District of Columbia and in any other parts of the world; and

                     (f)  to do all and everything necessary,
                suitable, convenient, or proper for the conduct, promotion and attainment of any of the businesses and purposes herein specified or which at any time may be incidental thereto or may appear conducive to or expedient for the accomplishment of any of such businesses and purposes and which might be engaged in or carried on by a corporation incorporated or organized under the Maryland General Corporation Law, and to have and exercise all of the powers conferred by the laws of the State of Maryland upon corporations incorporated or organized under the Maryland General Corporation Law.

                The foregoing provisions of this Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article THIRD, be in no wise limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of these Articles of Incorporation; provided, that the corporation shall not conduct any business, promote any purpose, or exercise any power or privilege within or without the State of Maryland which, under the laws thereof, the corporation may not lawfully conduct, promote, or exercise.


                FOURTH:  The post office address of the
principal office of the corporation within the State of Mary-land, and of the resident agent of the corporation within the State of Maryland, is The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202.


                FIFTH: (1) The total number of shares of stock which the corporation has authority to issue is _____________________ (___________) shares of Common Stock, all of which are of a par value of one tenth of one cent ($.001) each. ________________ _______ (___________) of the authorized but unissued shares of Common Stock are classified as Class A Common Stock, ___ _____________________ (___________) of the
authorized but unissued shares of Common Stock are classified as
Class B Common Stock,             (             ) of the
authorized but unissued shares of Common Stock are classified as Class C Common Stock, and ___________ (____________) of the
authorized but unissued shares of Common Stock are classified as Class R Common Stock.

                (2)  The aggregate par value of all the
authorized shares of stock is ______________________________
dollars ($_______.00).

                (3) The Board of Directors of the corporation is authorized, from time to time, to fix the price or the minimum price or the consideration or minimum consideration for, and to authorize the issuance of, the shares of stock of the corporation.

                (4) The Board of Directors of the corporation is authorized, from time to time, to further classify or to re-classify, as the case may be, any unissued shares of stock of the corporation by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption of the stock.

                (5)  Subject to the power of the Board of
Directors to reclassify unissued shares, the shares of each class of stock of the corporation shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption:

                     (a)  (i)  All consideration received by the
                corporation for the issuance or sale of shares together with all income, earnings, profits and proceeds thereof, shall irrevocably belong to such class for all purposes, subject only to the rights of creditors, and are herein referred to as "assets belonging to" such class.

                          (ii)  The assets belonging to such
class shall
                be charged with the liabilities of the
                corporation in respect of such class and with such class's share of the general liabilities of the corporation, in the latter case in proportion that the net asset value of such class bears to the net asset value of all classes. The determination of the Board of Directors shall be conclusive as to the allocation of liabilities, including accrued expenses and reserves, to a class.

                          (iii)  Dividends or distributions on
shares of
                each class, whether payable in stock or cash, shall be paid only out of earnings, surplus or other assets belonging to such class.

                          (iv)  In the event of the liquidation
or
                dissolution of the corporation, stockholders of each class shall be entitled to receive, as a class, out of the assets of the corporation available for distribution to stockholders, the assets belonging to such class and the assets so distributable to the stockholders of such class shall be distributed among such stockholders in proportion to the number of shares of such class held by them.

                     (b)  A class may be invested with one or
                more other classes in a common investment portfolio. Notwithstanding the provisions of paragraph (5)(a) of this Article FIFTH, if two or more classes are invested in a common investment portfolio, the shares of each such class of stock of the corporation shall be subject to the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, and, if there are other classes of stock invested in a different investment portfolio, shall also be subject to the provisions of paragraph (5)(a) of this Article FIFTH at the portfolio level as if the classes invested in the common investment portfolio were one class:

                          (i) The income and expenses of the
                investment portfolio shall be allocated among the classes invested in the investment portfolio in accordance with the number of shares outstanding of each such class or as otherwise determined by the Board of Directors.

                          (ii) As more fully set forth in this
                paragraph (5)(b) of Article FIFTH, the
                liabilities and
                expenses of the classes invested in the same investment portfolio shall be determined separately from those of each other and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the corporation to holders of shares of the corporation's stock may vary from class to class invested in the same investment portfolio. Except for these differences and certain other differences set forth in this paragraph (5) of Article FIFTH, the classes invested in the same investment portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

                          (iii) The dividends and distributions
                of investment income and capital gains with respect to the classes invested in the same investment portfolio shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary among the classes invested in the same investment portfolio to reflect differing allocations of the expenses of the corporation among the classes and any resultant differences between the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate.
                The allocation of investment income, capital gains, expenses and liabilities of the corporation among the classes shall be determined by the Board of Directors in a manner that is consistent with Rule 18f-3, or its successor, promulgated under the Investment Company Act of 1940, or any order, other rule or position of the Securities and Exchange Commission under said Act.

                     (c)  On each matter submitted to a vote of
                the
                stockholders, each holder of a share of stock shall be entitled to one vote for each share standing in his name on the books of the corporation irrespective of the class thereof. All holders of shares of stock shall vote as a single class except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, or except with respect to any matter which affects only one or more classes of stock, in which case only the holders of shares of the class or classes affected shall be entitled to vote.

Except as provided above, all provisions of the Articles of Incorporation relating to stock of the corporation shall apply to shares of, and to the holders of, all classes of stock.

                (6) Notwithstanding any provisions of the Mary-land General Corporation Law requiring a greater proportion than a majority of the votes of stockholders entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon.

                (7) The presence in person or by proxy of the holders of one-third of the shares of stock of the corporation entitled to vote (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class required to vote as a class on the matter shall constitute a quorum.

                (8) The corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the corporation, but excluding the right to receive a stock certificate evidencing a fractional share.

                (9) No holder of any shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class which the corporation proposes to issue, or any rights or options which the corporation proposes to issue or to grant for the purchase of shares of any class or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.


                SIXTH: (1) The number of directors of the corporation, until such number shall be increased or decreased pursuant to the by-laws of the corporation, is eight. The number of directors shall never be less than the minimum number prescribed by the Maryland General Corporation Law.

                (2) The names of the persons who shall act as directors of the corporation until the next annual meeting and until their successors are duly chosen and qualify are as follows:

                David W. Burke                Joseph S.
DiMartino
                Diane Dunst                   Daniel Rose
                Rosalind Gersten Jacobs       Warren B. Rudman
                Jay I. Meltzer                Sander Vanocur

                (3) The power to make, alter, and repeal the by-laws of the corporation shall be vested in the Board of Di-rectors of the corporation.

                (4) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to: the amount of the assets, debts, obligations, or liabilities of the corporation; the amount of any reserves or charges set up and the propriety thereof; the time of or purpose for creating such reserves or charges; the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged); the value of any investment or fair value of any other asset of the corporation; the amount of net investment income; the number of shares of stock outstanding; the estimated expense in connection with purchases or redemptions of the corporation's stock; the ability to liquidate investments in orderly fashion; the extent to which it is practicable to deliver a cross-section of the portfolio of the corporation in payment for any such shares, or as to any other matters relating to the issue, sale, purchase, redemption and/or other acquisition or disposition of investments or shares of the corporation, or the determination of the net asset value of shares of the corporation shall be final and conclusive, and shall be binding upon the corporation and all holders of its shares, past, present and future, and shares of the corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.


                SEVENTH: (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation shall have any liability to the corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                (2) The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The board of directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

                (3) No provision of this Article SEVENTH shall be effective to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                (4)  References to the Maryland General
Corporation Law in this Article SEVENTH are to the law as from time to time amended. No amendment to the Articles of Incorporation of the corporation shall affect any right of any person under this Article SEVENTH based on any event, omission or proceeding prior to such amendment.


                EIGHTH: Any holder of shares of stock of the corporation may require the corporation to redeem and the corporation shall be obligated to redeem at the option of such holder all or any part of the shares of the corporation owned by said holder, at the redemption price, pursuant to the method, upon the terms and subject to the conditions hereinafter set forth:

                     (a)  The redemption price per share shall
be the
                net asset value per share determined at such time or times as the Board of Directors of the corporation shall designate in accordance with any provision of the Investment Company Act of 1940, any rule or regulation thereunder or exemption or exception therefrom, or any rule or regulation made or adopted by any securities association registered under the Securities Ex-change Act of 1934.

                     (b)  Net asset value per share of a class
shall
                be determined by dividing:

                               (i)  The total value of the
                          assets of such class or, in the case
                          of a class invested in a common
                          investment portfolio with other
                          classes, such class's proportionate
                          share of the total value of the assets
                          of the common investment portfolio,
                          such value determined as provided in
                          Subsection (c) below less, to the
                          extent determined by or pursuant to
                          the direction of the Board of Direc-
                          tors, all debts, obligations and
                          liabilities of such class (which
                          debts, obligations and liabilities
                          shall include, without limitation of
                          the generality of the foregoing, any
                          and all debts, obligations,
                          liabilities, or claims, of any and
                          every kind and nature, fixed, accrued
                          and otherwise, including the estimated
                          accrued expenses of management and
                          supervision, administration and
                          distribution and any reserves or
                          charges for any or all of the
                          foregoing, whether for taxes, expenses
                          or otherwise) but excluding such
                          class' liability upon its shares and
                          its surplus, by

                               (ii)  The total number of shares
                          of such class outstanding.

                     The Board of Directors is empowered, in its
                absolute discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary in order to enable the corporation to comply with, or are deemed by it to be desirable provided they are not inconsistent with, any provision of the Investment Company Act of 1940 or any rule or regulation thereunder.

                     (c)  In determining for the purposes of
these
                Articles of Incorporation the total value of the assets of the corporation at any time, investments and any other assets of the corporation shall be valued in such manner as may be determined from time to time by the Board of Directors.

                     (d)  Payment of the redemption price by the
                corporation may be made either in cash or in securities or other assets at the time owned by the corporation or partly in cash and partly in securities or other assets at the time owned by the corporation. The value of any part of such payment to be made in securities or other assets of the corporation shall be the value employed in determining the redemption price. Payment of the redemption price shall be made on or before the seventh day following the day on which the shares are properly presented for redemption hereunder, except that delivery of any securities included in any such payment shall be made as promptly as any necessary transfers on the books of the issuers whose securities are to be delivered may be made.

                     The corporation, pursuant to resolution of the
                Board of Directors, may deduct from the payment made for any shares redeemed a liquidating charge not in excess of five percent (5%) of the redemption price of the shares so redeemed, and the Board of Directors may alter or suspend any such liquidating charge from time to time.

                     (e)  Redemption of shares of stock by the
                corporation is conditional upon the corporation having funds or property legally available therefor.

                     (f)  The corporation, either directly or
through
                an agent, may repurchase its shares, out of funds legally available therefor, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, by agreement with the owner at a price not exceeding the net asset value per share as determined by the corporation at such time or times as the Board of Directors of the corporation shall designate, less a liquidating charge not to exceed five percent (5%) of such net asset value, if and as fixed by resolution of the Board of Directors of the corporation from time to time, and take all other steps deemed necessary or advisable in connection therewith.

                     (g)  The corporation, pursuant to
resolution of
                the Board of Directors, may cause the
                redemption, upon the terms set forth in such resolution and in subsections (a) through (e) and subsection (h) of this Article EIGHTH, of shares of stock owned by stockholders whose shares have an aggregate net asset value of less than such amount as may be fixed from time to time by the Board of Directors. Notwithstanding any other provision of this Article EIGHTH, if certificates representing such shares have been issued, the redemption price need not be paid by the corporation until such certificates are presented in proper form for transfer to the corporation or the agent of the corporation appointed for such purpose; however, the redemption shall be effective, in accordance with the resolution of the Board of Directors, regardless of whether or not such presentation has been made.

                     (h)  The obligations set forth in this
Article
                EIGHTH may be suspended or postponed as may be permissible under the Investment Company Act of 1940 and the rules and regulations thereunder.

                     (i)  The Board of Directors may establish
other
                terms and conditions and procedures for
                redemption, including requirements as to delivery of certificates evidencing shares, if issued.


                NINTH: All persons who shall acquire stock or other securities of the corporation shall acquire the same subject to the provisions of the corporation's Charter, as from time to time amended.


                TENTH: From time to time any of the provisions of the Charter of the corporation may be amended, altered or repealed, including amendments which alter the contract rights of any class of stock outstanding, and other provisions authorized by the Maryland General Corporation Law at the time in force may be added or inserted in the manner and at the time prescribed by said Law, and all rights at any time conferred upon the stockholders of the corporation by its Charter are granted subject to the provisions of this Article.

                            EXHIBIT B

          Proposed Investment Restrictions of the Fund
                As An Open-End Investment Company

                Investment restrictions numbered 1 through 7 are proposed to be fundamental policies. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 8 through 13 are proposed to be non-fundamental policies and may be changed by vote of a majority of the Fund's Directors at any time. The Fund may not:

                1. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

                2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

                3. Borrow money, except to the extent permitted under the Act, which currently limits total borrowings to not more than 33-1/3% of the value of the investment company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

                4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

                5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

                6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 1, 3, 10, and 11 may be deemed to give rise to a senior security.

                7. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, futures contracts, including those relating to indices, and options on futures contracts or indices.

                8. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed
5% of the value of its total assets.

                9. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

                10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

                11.  Purchase, sell or write puts, calls or
combinations thereof, except as described in the Fund's
Prospectus and Statement of Additional Information.

                12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

                13.  Purchase securities of other investment
companies, except to the extent permitted under the Act.

                If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                            EXHIBIT C

           Current Investment Restrictions of the Fund

                The following investment restrictions have been adopted by the Fund as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

                1. Borrow money, except (a) for temporary or emergency purposes or for clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed); while such borrowings exceed 5% of the Fund's assets, the Fund will not make any additional investments; (b) in connection with repurchases of, or tenders for, the Fund's shares, but only if after each such borrowing the ratio which the value of the total assets of the Fund less all liabilities and indebtedness not represented by senior securities bears to the aggregate amount of senior securities representing indebtedness of the Fund is at least 300%; and (c) as otherwise described in this Prospectus.

                2. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral arrangements with respect to currency transactions, options, futures contracts, including those relating to indexes, and options on futures contracts or indexes and collateral arrangements with respect to initial or variation margin for futures contracts.

                3. Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures.

                4. Underwrite any issue of securities, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

                5. Purchase, hold or deal in real estate or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities.

                6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indexes, and options on futures contracts or indexes and commodities or currencies underlying or related to any such futures contracts as described in this Prospectus.

                7.  Lend any funds or other assets except
through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

                8. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as permitted in Investment Restriction Nos. 1, 2, 3 and 6.

                            EXHIBIT D

                      MANAGEMENT AGREEMENT

           DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.





                                                  June 14, 1995



The Dreyfus Corporation
200 Park Avenue
New York, New York  10166

Dear Sirs:

            The above-named investment company (the "Fund") herewith confirms its agreement with you as follows:

            The Fund desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its Prospectus as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund desires to employ you to act as its investment adviser.

            In this connection it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. Such person or persons may be officers or employees who are employed by both you and the Fund. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect. We have discussed and concur in your employing on this basis S.A.M. Finance, S.A. to act as the Fund's sub-investment adviser (the "Sub-Investment Adviser") to provide day-to-day investment management of that portion of the Fund's investments as you may determine from time to time. The services of the Sub-Investment Adviser will be limited to those described in the Sub-Investment Advisory Agreement between you and the Sub-Investment Adviser, a copy of which is attached hereto as Exhibit A.

            Subject to the supervision and approval of the Fund's Board, you will provide investment management of the Fund's portfolio in accordance with the Fund's investment objectives and policies as stated in its Prospectus as from time to time in effect. In connection therewith, you will obtain and provide investment research and will supervise the Fund's investments and conduct, and, with respect to certain assets, supervise the Sub-Investment Adviser's conducting of, a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. You will furnish to the Fund such statistical information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Fund may reasonably request. The Fund wishes to be informed of important developments materially affecting its portfolio and shall expect you, on your own initiative, to furnish to the Fund from time to time such information as you may believe appropriate for this purpose.

            In addition, you will supply office facilities (which may be in your own offices), data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; prepare reports to the Fund's stockholders, tax returns, reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; calculate the net asset value of the Fund's shares; and generally assist in all aspects of the Fund's operations. You shall have the right, at your expense, to engage other entities to assist you in performing some or all of the obligations set forth in this paragraph, provided each such entity enters into an agreement with you in form and substance reasonably satisfactory to the Fund. You agree to be liable for the acts or omissions of each such entity to the same extent as if you had acted or failed to act under the circumstances.

            You shall exercise your best judgment in rendering the services to be provided to the Fund hereunder and the Fund agrees as an inducement to your undertaking the same that neither you nor the Sub-Investment Adviser shall be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund, provided that nothing herein shall be deemed to protect or purport to protect you or the Sub-Investment Adviser against any liability to the Fund or to its security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder, or to which the Sub-Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its sub-investment advisory duties under its Sub-Investment Advisory Agreement with you or by reason of its reckless disregard of its obligations and sub-investment advisory duties under said Agreement.

            In consideration of services rendered pursuant to this Agreement, the Fund will pay you on the first business day of each month a fee at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets. Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

            For the purpose of determining fees payable to you, the value of the Fund's net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of the Fund's net assets.

            You will bear all expenses in connection with the performance of your services under this Agreement and will pay all fees of the Sub-Investment Adviser in connection with its duties in respect of the Fund. All other expenses to be incurred in the operation of the Fund (other than those borne by the Sub-Investment Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, and other expenses in any way related to the execution, recording and settlement of portfolio securities transactions, fees of Board members who are not officers, directors, partners or employees or holders of 5% or more of the outstanding voting securities of you or the Sub-Investment Adviser or any affiliate of you or the Sub-Investment Adviser, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend paying agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, expenses of listing, and maintaining the listing of, the Fund's common stock on any stock exchange, costs of independent pricing services, costs of maintaining the Fund's existence, expenses of reacquiring shares, expenses in connection with the Fund's Dividend Reinvestment and Cash Purchase Plan, costs of maintaining the required books and accounts (including the costs of calculating the net asset value of the Fund's shares), costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and mailing share certificates, proxy statements and prospectuses, costs of stockholders' reports and meetings, and any extraordinary expenses.

            If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to this Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid hereunder, or you will bear, such excess expense to the extent required by state law. Your obligation pursuant hereto will be limited to the amount of your fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

            The Fund understands that you and the Sub-Investment Adviser now act, and that from time to time hereafter you or the Sub-Investment Adviser may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Fund has no objection to your and the Sub-Investment Adviser's so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more such companies or accounts which have available funds for investment, the available securities will be allocated in a manner believed to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

            In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

            Neither you nor the Sub-Investment Adviser shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement and, in the case of the Sub-Investment Adviser, for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under its Sub-Investment Advisory Agreement. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee or agent or one under your control or direction even though paid by you.
            This Agreement shall continue until June 1, 1996, and thereafter shall continue automatically for successive annual periods ending on June 1st of each year, provided such continuance is specifically approved at least annually by
(i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agree-ment is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of holders of a majority of the Fund's shares or, upon not less than 90 days' notice, by you. This Agreement also will terminate automatically in the event of its assignment (as defined in said Act).

            The Fund is agreeing to the provisions of this Agreement that limit the Sub-Investment Adviser's liability and other provisions relating to the Sub-Investment Adviser so as to induce the Sub-Investment Adviser to enter into its Sub-Investment Advisory Agreement with you and to perform its obligations thereunder. The Sub-Investment Adviser is expressly made a third party beneficiary of this Agreement, solely in connection with the provisions that limit the Sub-Investment Adviser's liability, with rights as respects the Fund to the same extent as if it had been a party hereto.

            The Fund recognizes that from time to time your directors, officers and employees may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Dreyfus" as part of their name, and that your corporation or its affiliates may enter into investment advisory or other agreements with such other entities. If you cease to act as the Fund's investment adviser, the Fund agrees that, at your request, the Fund will take all necessary action to change the name of the Fund to a name not including "Dreyfus" in any form or combination of words.

            If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                     Very truly yours,

                                     DREYFUS STRATEGIC
GOVERNMENTS
                                       INCOME, INC.




By:___________________________


Accepted:

THE DREYFUS CORPORATION


By:_________________________

                            EXHIBIT A

                SUB-INVESTMENT ADVISORY AGREEMENT


                     THE DREYFUS CORPORATION
                         200 Park Avenue
                    New York, New York  10166



                                                   June 14, 1995



S.A.M. Finance, S.A.
115 Avenue des Champs-Elysees
Paris, France 75008

Dear Sirs:

            As you are aware, Dreyfus Strategic Governments Income, Inc. (the "Fund") desires to employ its capital by in-vesting and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its Prospectus as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund currently employs The Dreyfus Corporation (the "Adviser") to act as its investment adviser pursuant to a written agreement (the "Management Agreement"), a copy of which has been furnished to you. The Adviser desires to employ you to act as the Fund's sub-investment adviser.

            In this connection, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. Such person or persons may be officers or employees who are employed by both you and the Fund. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

            Subject to the supervision and approval of the Adviser, you will provide investment management of that portion of the Fund's portfolio as the Adviser determines from time to time (the "sub-advised assets"). Your advisory duties and responsibilities hereunder shall pertain only to the sub-advised assets. You will perform such activity in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus as from time to time in effect. In connection therewith, you will supervise the Fund's investment in the sub-advised assets and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such assets. You will furnish to the Adviser or the Fund such statistical information, with respect to the sub-advised assets, as the Adviser or the Fund may reasonably request. The Fund and the Adviser wish to be informed of important developments materially affecting the Fund's portfolio and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose. You agree to notify the Adviser and the Fund of any change in your membership within a reasonable time after such change.

            You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund or the Fund's security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your investment advisory duties hereunder, or by reason of your reckless disregard of your obligations and investment advisory duties hereunder.

            In consideration of services rendered pursuant to this Agreement, the Adviser will pay you, on the first business day of each month, out of the management fee it receives and only to the extent thereof, a fee at the annual rate of .20 of 1% of the Fund's average weekly net sub-advised assets for the preceding month.

            Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus. The fee for the period from the date hereof to the end of the month hereof shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of date of termination of this Agreement.

            For the purpose of determining fees payable to you, the value of the Fund's net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of the Fund's net assets.

            You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, and other expenses in any way related to the execution, recording and settlement of portfolio securities transactions, fees of Board members who are not officers, partners, directors, employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commis-sion fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend paying agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, expenses of listing, and maintaining the listing of, the Fund's common stock on any stock exchange, costs of independent pricing services, costs of maintaining the Fund's existence, expenses of reacquiring shares, expenses in connection with the Fund's Dividend Reinvestment and Cash Purchase Plan, costs of maintaining the required books and accounts (including the costs of calculating the net asset value of the Fund's shares), costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and mailing share certificates, proxy statements and prospectuses, costs of stockholders' reports and meetings, and any extraordinary expenses.

            If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Fund's Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Adviser may deduct from the fees to be paid hereunder, or you will bear such excess expense on a pro-rata basis with the Adviser, in the proportion ("Your Proportion") that the sub-advisory fee payable to you pursuant to this Agreement bears to the fee payable to the Adviser pursuant to the Management Agreement, to the extent required by state law. If the Adviser waives, for any other reason, or fails to receive any portion of its fees under the Management Agreement, your fee under this Agreement shall be reduced by Your Proportion of the amount which the Adviser shall have waived or not received. The Adviser agrees to notify you in advance of any such waiver.
Your obligation pursuant hereto will be limited to the amount of your fees hereunder. Any such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

            The Adviser understands that you now act, and that from time to time hereafter you may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting, provided that when purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.


            In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

            You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

            This Agreement shall continue until June 1, 1996, and thereafter shall continue automatically for successive annual periods ending on June 1st of each year, provided such continuance is specifically approved at least annually by
(i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty (i) by the Adviser upon 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares upon 60 days' notice to you, or (iii) by you upon not less than 90 days' notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in said Act). In addition, notwithstanding anything herein to the contrary, if the Management Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Management Agreement terminates.

            If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                    Very truly yours,

                                    THE DREYFUS CORPORATION



                                    By:_________________________

Accepted:

S.A.M. FINANCE, S.A.



By:__________________________

                            EXHIBIT E

                SUB-INVESTMENT ADVISORY AGREEMENT


                     THE DREYFUS CORPORATION
                         200 Park Avenue
                    New York, New York  10166



                                                   June 14, 1995



S.A.M. Finance, S.A.
115 Avenue des Champs-Elysees
Paris, France 75008

Dear Sirs:

            As you are aware, Dreyfus Strategic Governments Income, Inc. (the "Fund") desires to employ its capital by in-vesting and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its Prospectus as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund currently employs The Dreyfus Corporation (the "Adviser") to act as its investment adviser pursuant to a written agreement (the "Management Agreement"), a copy of which has been furnished to you. The Adviser desires to employ you to act as the Fund's sub-investment adviser.

            In this connection, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. Such person or persons may be officers or employees who are employed by both you and the Fund. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

            Subject to the supervision and approval of the Adviser, you will provide investment management of that portion of the Fund's portfolio as the Adviser determines from time to time (the "sub-advised assets"). Your advisory duties and responsibilities hereunder shall pertain only to the sub-advised assets. You will perform such activity in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus as from time to time in effect. In connection therewith, you will supervise the Fund's investment in the sub-advised assets and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such assets. You will furnish to the Adviser or the Fund such statistical information, with respect to the sub-advised assets, as the Adviser or the Fund may reasonably request. The Fund and the Adviser wish to be informed of important developments materially affecting the Fund's portfolio and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose. You agree to notify the Adviser and the Fund of any change in your membership within a reasonable time after such change.

            You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund or the Fund's security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your investment advisory duties hereunder, or by reason of your reckless disregard of your obligations and investment advisory duties hereunder.

            In consideration of services rendered pursuant to this Agreement, the Adviser will pay you, on the first business day of each month, out of the management fee it receives and only to the extent thereof, a fee at the annual rate of .20 of 1% of the Fund's average weekly net sub-advised assets for the preceding month.

            Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus. The fee for the period from the date hereof to the end of the month hereof shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of date of termination of this Agreement.

            For the purpose of determining fees payable to you, the value of the Fund's net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of the Fund's net assets.

            You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, and other expenses in any way related to the execution, recording and settlement of portfolio securities transactions, fees of Board members who are not officers, partners, directors, employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commis-sion fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend paying agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, expenses of listing, and maintaining the listing of, the Fund's common stock on any stock exchange, costs of independent pricing services, costs of maintaining the Fund's existence, expenses of reacquiring shares, expenses in connection with the Fund's Dividend Reinvestment and Cash Purchase Plan, costs of maintaining the required books and accounts (including the costs of calculating the net asset value of the Fund's shares), costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and mailing share certificates, proxy statements and prospectuses, costs of stockholders' reports and meetings, and any extraordinary expenses.

            If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Fund's Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Adviser may deduct from the fees to be paid hereunder, or you will bear such excess expense on a pro-rata basis with the Adviser, in the proportion ("Your Proportion") that the sub-advisory fee payable to you pursuant to this Agreement bears to the fee payable to the Adviser pursuant to the Management Agreement, to the extent required by state law. If the Adviser waives, for any other reason, or fails to receive any portion of its fees under the Management Agreement, your fee under this Agreement shall be reduced by Your Proportion of the amount which the Adviser shall have waived or not received. The Adviser agrees to notify you in advance of any such waiver.
Your obligation pursuant hereto will be limited to the amount of your fees hereunder. Any such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

            The Adviser understands that you now act, and that from time to time hereafter you may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting, provided that when purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.


            In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

            You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

            This Agreement shall continue until June 1, 1996, and thereafter shall continue automatically for successive annual periods ending on June 1st of each year, provided such continuance is specifically approved at least annually by
(i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty (i) by the Adviser upon 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares upon 60 days' notice to you, or (iii) by you upon not less than 90 days' notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in said Act). In addition, notwithstanding anything herein to the contrary, if the Management Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Management Agreement terminates.

            If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                    Very truly yours,

                                    THE DREYFUS CORPORATION



                                    By:_________________________

Accepted:

S.A.M. FINANCE, S.A.



By:__________________________

Preliminary Copy


           DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.


The undersigned stockholder of Dreyfus Strategic Governments Income, Inc. (the "Fund") hereby appoints Robert R. Mullery and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on June 23, 1995, at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, New York, New York at 10:30 a.m. on Friday, August 18, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND, IN THE
CASE OF PROPOSALS 2 AND 4, WILL BE VOTED FOR SUCH PROPOSALS AND,
IN THE CASE OF PROPOSAL 3, FOR THE NOMINEES LISTED BELOW, UNLESS
OTHERWISE INDICATED.

THE BOARD DOES NOT FAVOR PROPOSAL 1.

Please mark boxes in blue or black ink.

1. To approve a proposal to convert the Fund from a closed-end investment company to an open-end investment company, which includes changing the Fund's subclassification from a closed-end investment company to an open-end investment company, amending and restating the Fund's Articles of Incorporation, and changing certain fundamental investment policies of the Fund.

          [   ] FOR       [   ] AGAINST       [   ] ABSTAIN

2. To approve a new Management Agreement between the Fund and The Dreyfus Corporation and a Sub-Investment Advisory
Agreement between The Dreyfus Corporation and S.A.M. Finance,
S.A.

          [  ] FOR       [  ] AGAINST         [  ]ABSTAIN

3.          To elect Directors as follows:

  (NOTE:  Stockholders should vote in respect of both a. and b.
  below)

  a.        If Proposal 1 is not approved, to elect one Class I
            Director and two Class III Directors

 [ ]        FOR all nominees listed below.

 [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

 [ ] WITHHOLD AUTHORITY only for those nominee(s) whose name(s) I have written below



            CLASS I -- Joseph S. DiMartino
            CLASS III -- Diane Dunst, Rosalind Gersten Jacobs

  b.        If Proposal 1 is approved, to elect eight Directors

 [ ]        FOR all nominees listed below.

 [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

 [ ] WITHHOLD AUTHORITY only for those nominee(s) whose name(s) I have written below



            David W. Burke, Diane Dunst, Joseph S. DiMartino,
            Rosalind Gersten Jacobs, Jay I. Meltzer, Daniel
            Rose, Warren B. Rudman, Sander Vanocur.

4. To ratify the selection of Ernst & Young LLP as independent auditors of the Fund.

         [  ] FOR        [  ] AGAINST        [  ] ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) or postponement(s) thereof.


                      Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign.

                      If signing is by attorney, executor,
                      administrator, trustee or guardian, please give full title.

                                Dated:                , 1995





                                           Signature(s)




                                           Signature(s)

Sign, Date and Return the Proxy
  Card Promptly Using the
  Enclosed Envelope